Exhibit 31.1

Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer and Chief Financial Officer

I, Kevin R. Keating, certify that:

1.       I have reviewed this quarterly report on Form 10-QSB ofiVideoNow, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

         a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

         b) evaluated the effectiveness of the registrant's disclosure controls and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent financial quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal controls over financial reporting to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

         a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


         Date:  October 27, 2003        /s/ Kevin R. Keating
                                        -----------------------------------
                                        By: Kevin R. Keating
                                        Chairman of the Board, President and
                                         Chief Financial Officer


                                       12